Exhibit 99.1

Genpact Reports Results for the First Quarter of 2013

Revenues of $503.8 Million, Up 15.7%

Adjusted Income from Operations of $82.8 Million, Up 15.6%

Cash Flow from Operations of $31.5 Million

NEW YORK, May 1, 2013 — Genpact Limited (NYSE: G), a global leader in business process management and technology services, today announced financial results for the first quarter ended March 31, 2013.

Key Financial Results – First Quarter 2013

•

Revenues were $503.8 million, up 15.7% from $435.5 million in the first quarter of 2012. Revenues from Global Clients were up 21.0%, and business process management revenues from Global Clients were up 21.7%.

•

Net income attributable to Genpact Limited shareholders was $46.7 million, up 21.3% from $38.5 million in the first quarter of 2012. Net income margin for the first quarter of 2013 was 9.3%, compared to 8.9% in the first quarter of 2012.

•	Diluted earnings per common share were $0.20, up from $0.17 per share in the first quarter of 2012.

•	Adjusted income from operations was $82.8 million, up 15.6% from $71.6 million in the first quarter of 2012.

•	Adjusted income from operations margin was 16.4%, unchanged from the first quarter of 2012.

•	Adjusted diluted earnings per share were $0.23, up from $0.21 in the first quarter of 2012.

N.V. ‘Tiger’ Tyagarajan, Genpact’s president and CEO said, “Genpact’s first quarter results included solid growth in revenues, adjusted operating income and cash flow from operations. We have had a good start to 2013 with another quarter of consistent growth for Genpact. We continue to deliver clear, measurable business outcomes for clients, differentiate our approach by strengthening our capabilities and expertise, refine our growth strategies and build on Genpact’s strong position in our large and underpenetrated target markets.”

Revenues from Global Clients grew 21.0% over the first quarter of 2012. Business process management revenues from Global Clients grew by 21.7%, led by growth in Consumer Goods, Life Sciences, Insurance and Banking and Financial Services. Revenues from Global Clients represented approximately 76.8% of Genpact’s total revenues, or $387 million, with the remaining 23.2% of revenues, or $117 million, coming from GE. GE revenues increased 1.0% from the first quarter of 2012.

As of March 31, 2013, 204 client relationships each contributed revenues of $1 million or more in the preceding twelve months, up from 182 such relationships as of March 31, 2012. As of March 31, 2013, 12 client relationships each contributed revenues of $25 million or more in the preceding 12 months, up from 10 such client relationships as of March 31, 2012.

Approximately 76.2% of Genpact’s revenues for the quarter came from business process management services, the same as the first quarter of 2012. Revenues from IT services also remain unchanged at 23.8% of total revenues for the quarter, compared to the first quarter of 2012.

Genpact generated $31.5 million of cash from operations in the quarter, up from $4.9 million in the first quarter of 2012. Genpact had approximately $493 million in cash and cash equivalents and short term deposits as of March 31, 2013.

As of March 31, 2013, Genpact had approximately 60,200 employees worldwide, an increase from approximately 56,500 as of March 31, 2012. Genpact’s employee attrition rate for the quarter was approximately 24%, measured from day one of employment, compared to 23% for the same period in 2012. Annualized revenue per employee for the quarter was $34,500, up from $32,200 for the three months ended March 31, 2012.

2013 Outlook

Tyagarajan added, “While we continue to remain cautious, as are many of our clients, about the global economy in the near term, we do see signs of improvement, and we are bullish about the long term. For the full year 2013, we continue to expect revenues to be in a range of $2.15 – $2.20 billion, and adjusted operating income margin in a range of 15.8% – 16.3%.”

Conference Call to Discuss Financial Results

Genpact management will host an hour-long conference call beginning at 8:00 a.m. ET on May 2, 2013 to discuss the company’s performance for the first quarter of 2013. To participate, callers can dial +1 866 515-2912 from within the U.S. or +1 617 399-5126 from any other country. Thereafter, callers will be prompted to enter the participant code, 63753694. For those who cannot participate in the call, a replay and podcast will be available on Genpact’s website, www.genpact.com, after the end of the call. A transcript of the call will also be made available on Genpact’s website.

About Genpact

Genpact Limited (NYSE: G), a global leader in business process management and technology services, leverages the power of smarter processes, smarter analytics and smarter technology to help its clients drive intelligence across their enterprise. Genpact’s Smart Enterprise Processes (SEPSM) framework, its unique science of process combined with deep domain expertise in multiple industry verticals, leads to superior business outcomes. Genpact’s Smart Decision Services deliver valuable business insights to its clients through targeted analytics, reengineering expertise, and advanced risk management. Making technology more intelligent by embedding it with process and data insights, Genpact also offers a wide range of technology services. Driven by a passion for process innovation and operational excellence built on its Lean and Six Sigma DNA and the legacy of serving GE for more than 15 years, the company’s 60,000+ professionals around the globe deliver services to its more than 700 clients from a network of 70+ delivery centers across 18 countries supporting more than 30 languages. For more information, visit www.genpact.com.

Safe Harbor

This press release contains certain statements concerning our future growth prospects and forward-looking statements, as defined in the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. These statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those in such forward-looking statements. These risks, uncertainties and other factors include but are not limited to a slowdown in the economies and sectors in which our clients operate, a slowdown in the business process management and information technology services sectors, the risks and uncertainties arising from our past and future acquisitions, our ability to manage growth, factors which may impact our cost advantage, wage increases, changes in tax rates and tax legislation, our ability to attract and retain skilled professionals, risks and uncertainties regarding fluctuations in our earnings, general economic conditions affecting our industry as well as other risks detailed in our reports filed with the U.S. Securities and Exchange Commission, including Genpact’s Annual Report on Form 10-K. These filings are available at www.sec.gov. Genpact may from time to time make additional written and oral forward-looking statements, including statements contained in our filings with the Securities and Exchange Commission and our reports to shareholders. Although Genpact believes that these forward-looking statements are based on reasonable assumptions, you are cautioned not to put undue reliance on these forward-looking statements, which reflect management’s current analysis of future events and should not be relied upon as representing management’s expectations or beliefs as of any date subsequent to the time they are made. Genpact does not undertake to update any forward-looking statements that may be made from time to time by or on behalf of Genpact.

Contact

Investors	Bharani Bobba
+1 (646) 624-5951
bharani.bobba@genpact.com

Media	Gail Marold
+1 (919) 345-3899
gail.marold@genpact.com

GENPACT LIMITED AND ITS SUBSIDIARIES

Consolidated Balance Sheets

(Unaudited)

(In thousands, except per share data and share count)

	As of December 31, 2012	As of March 31, 2013
Assets
Current assets
Cash and cash equivalents	$459,228	$474,573
Accounts receivable, net	451,960	460,885
Accounts receivable from related party, net	29	—
Short term deposits	18,292	18,374
Deferred tax assets	48,489	44,427
Prepaid expenses and other current assets	150,769	173,728

Total current assets	$1,128,767	$1,171,987
Property, plant and equipment, net	200,362	197,853
Deferred tax assets	91,383	84,763
Investment in equity affiliates	416	303
Customer-related intangible assets, net	84,748	89,751
Marketing-related intangible assets, net	21,585	22,111
Other intangible assets, net	6,054	5,819
Goodwill	956,064	992,541
Other assets	116,548	111,882

Total assets	$2,605,927	$2,677,010

GENPACT LIMITED AND ITS SUBSIDIARIES

Consolidated Balance Sheets

(Unaudited)

(In thousands, except per share data and share count)

	As of December 31, 2012	As of March 31, 2013
Liabilities and equity
Current liabilities
Short-term borrowings	$80,000	$115,000
Current portion of long-term debt	4,982	4,986
Current portion of capital lease obligations	1,301	1,476
Accounts payable	18,652	16,246
Income taxes payable	22,304	26,271
Deferred tax liabilities	538	578
Accrued expenses and other current liabilities	390,041	346,908

Total current liabilities	$517,818	$511,465
Long-term debt, less current portion	656,879	655,625
Capital lease obligations, less current portion	2,533	2,825
Deferred tax liabilities	6,068	5,747
Other liabilities	250,848	243,253

Total liabilities	$1,434,146	$1,418,915

Shareholders’ equity
Preferred shares, $0.01 par value, 250,000,000 authorized, none issued	—	—
Common shares, $0.01 par value, 500,000,000 authorized, 225,480,172 and 228,028,597 issued and outstanding as of December 31, 2012 and March 31, 2013, respectively	2,253	2,278
Additional paid-in capital	1,202,448	1,222,006
Retained earnings	281,982	328,719
Accumulated other comprehensive income (loss)	(318,272)	(296,909)

Genpact Limited shareholders’ equity	1,168,411	1,256,094
Noncontrolling interest	3,370	2,001

Total equity	1,171,781	1,258,095
Commitments and contingencies	—	—

Total liabilities and equity	$2,605,927	$2,677,010

GENPACT LIMITED AND ITS SUBSIDIARIES

Consolidated Statements of Income

(Unaudited)

(In thousands, except per share data and share count)

	Three months ended March 31,
	2012	2013
Net revenues
Net revenues from services—others	$435,324	$503,657
Net revenues from services—related party	155	191
Total net revenues	435,479	503,848

Cost of revenue
Services	265,465	311,726

Total cost of revenue	265,465	311,726

Gross profit	$170,014	$192,122
Operating expenses:
Selling, general and administrative expenses	105,005	113,224
Amortization of acquired intangible assets	5,290	5,551
Other operating (income) expense, net	(712)	(602)

Income from operations	$60,431	$73,949
Foreign exchange (gains) losses, net	3,671	3,382
Other income (expense), net	(124)	(5,111)

Income before Equity-method investment activity, net and income tax expense	$56,636	$65,456
Equity-method investment activity, net	13	(44)

Income before income tax expense	$56,623	$65,500
Income tax expense	16,367	17,248

Net Income	$40,256	$48,252
Net income attributable to noncontrolling interest	1,716	1,515

Net income attributable to Genpact Limited shareholders	$38,540	$46,737
Net income available to Genpact Limited common shareholders	38,540	46,737
Earnings per common share attributable to Genpact Limited common shareholders
Basic	$0.17	$0.21
Diluted	$0.17	$0.20

Weighted average number of common shares used in computing earnings per common share attributable to Genpact Limited common shareholders
Basic	222,810,236	227,227,226
Diluted	227,472,915	233,620,751

GENPACT LIMITED AND ITS SUBSIDIARIES

Consolidated Statements of Cash Flows

(Unaudited)

(In thousands)

	Three months ended March 31,
	2012	2013
Operating activities
Net income attributable to Genpact Limited shareholders	$38,540	$46,737
Net income attributable to noncontrolling interest	1,716	1,515

Net income	$40,256	$48,252

Adjustments to reconcile net income to net cash provided by (used for) operating activities:
Depreciation and amortization	14,154	13,579
Amortization of debt issue costs	666	596
Amortization of acquired intangible assets	5,310	5,551
Reserve (release) for doubtful receivables	456	3,450
Reserve for mortgage loans	20	—
Unrealized (gain) loss on revaluation of foreign currency asset/liability	1,167	(733)
Equity-method investment activity, net	13	(44)
Stock-based compensation expense	7,263	6,526
Deferred income taxes	(2,676)	254
Others, net	(11)	52
Change in operating assets and liabilities:
Increase in accounts receivable	(41,794)	(8,582)
Increase in other assets	(17,524)	(7,301)
Decrease in accounts payable	(1,982)	(1,782)
Decrease in accrued expenses and other current liabilities	(36,501)	(42,953)
Increase in income taxes payable	3,592	3,426
Increase in other liabilities	32,501	11,257

Net cash provided by operating activities	$4,910	$31,548

Investing activities
Purchase of property, plant and equipment	(21,916)	(14,623)
Proceeds from sale of property, plant and equipment	174	135
Investment in affiliates	(205)	—
Short term deposits placed	(26,303)	(18,675)
Redemption of short term deposits	20,277	18,675
Payment for business acquisitions, net of cash acquired	—	(46,134)
Proceeds from disposition of business , net	—	(1,049)

Net cash used for investing activities	$(27,973)	$(61,671)

Financing activities
Repayment of capital lease obligations	(610)	(461)
Repayment of long-term debt	—	(1,687)
Short-term borrowings, net	(1,000)	35,000
Proceeds from issuance of common shares under stock-based compensation plans	2,347	16,060
Payment for net settlement of stock-based awards	—	(3,136)
Payment of Earn-out consideration	—	(85)
Distribution to noncontrolling interest	(1,252)	(1,816)

Net cash provided by (used for) financing activities	$(515)	$43,875

Effect of exchange rate changes	21,455	1,593
Net increase (decrease) in cash and cash equivalents	(23,578)	13,752
Cash and cash equivalents at the beginning of the period	408,020	459,228

Cash and cash equivalents at the end of the period	$405,897	$474,573

Supplementary information
Cash paid during the period for interest	$2,113	$8,016
Cash paid during the period for income taxes	$26,203	$25,363
Property, plant and equipment acquired under capital lease obligation	$488	$787

Reconciliation of Adjusted Non-GAAP Financial Measures to GAAP Measures

To supplement the consolidated financial statements presented in accordance with GAAP, this press release includes the following measures defined by the Securities and Exchange Commission as non-GAAP financial measures:

•	Adjusted income from operations;

•	Adjusted net income attributable to shareholders of Genpact Limited, or adjusted net income; and

•	Adjusted diluted earnings per share attributable to shareholders of Genpact Limited, or adjusted diluted earnings per share.

These non-GAAP measures are not based on any comprehensive set of accounting rules or principles and should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures, the financial statements prepared in accordance with GAAP and the reconciliations of Genpact’s GAAP financial statements to such non-GAAP measures should be carefully evaluated.

Prior to July 2012, for its internal management reporting and budgeting purposes, Genpact’s management used financial statements that excluded significant acquisition related expenses and amortization of acquired intangibles on such acquisitions for financial and operational decision-making, for evaluating period-to-period comparisons and for comparing Genpact’s operating results to that of its competitors. However, considering Genpact’s frequent acquisitions of varying scale and size, and the difficulty in predicting expenses relating to acquisitions and amortization of acquired intangibles thereof, since July 2012 Genpact’s management has considered financial statements that exclude all acquisition related expenses and amortization of acquired intangibles for its internal management reporting, budgeting and decision making purposes.

Additionally, for its internal management reporting and budgeting purposes, Genpact’s management uses financial statements that exclude stock-based compensation expense, amortization of acquired intangibles at formation in 2004 and expenses related to the change of shareholding and capital restructuring in 2012. Because of varying available valuation methodologies, subjective assumptions and the variety of award types that companies can use when adopting ASC 718 “Compensation-Stock Compensation,” Genpact’s management believes that providing financial statements that do not include stock-based compensation allows investors to make additional comparisons between Genpact’s operating results and those of other companies. In addition, Genpact’s management believes that providing non-GAAP financial measures that exclude all of the above expenses allows investors to make additional comparisons between Genpact’s operating results and those of other companies. Genpact also believes that it is unreasonably difficult to provide its financial outlook in accordance with GAAP for a number of reasons including, without limitation, its inability to predict its stock-based compensation expense under ASC 718, the amortization of intangibles associated with further acquisitions and acquisition related expenses, if any. Accordingly, Genpact believes that the presentation of adjusted income from operations and adjusted net income, when read in conjunction with the Company’s reported results, can provide useful supplemental information to investors and management regarding financial and business trends relating to its financial condition and results of operations.

A limitation of using adjusted income from operations and adjusted net income versus income from operations and net income calculated in accordance with GAAP is that these non-GAAP financial measures exclude costs, namely stock-based compensation, that are recurring. Stock-based compensation has been and will continue for the foreseeable future to be a significant recurring expense in Genpact’s business. Management compensates for this limitation by providing specific information regarding the GAAP amounts excluded from adjusted income from operations and adjusted net income and evaluating such non-GAAP financial measures with financial measures calculated in accordance with GAAP.

The following tables show the reconciliation of these adjusted financial measures from GAAP for the three months ended March 31, 2012 and 2013:

Reconciliation of Adjusted Income from Operations

(Unaudited)

(In thousands)

	Three months ended March 31,
	2012	2013
Income from operations per GAAP	$60,431	$73,949
Add: Amortization of acquired intangible assets resulting from Formation Accounting	1,877	804
Add: Amortization of acquired intangible assets relating to acquisitions	2,627	3,410
Add: Consultancy and legal fees relating to change of shareholding and capital restructuring	800	—
Add: Stock-based compensation	7,263	6,526
Add: Other income (expense)	310	(447)
Less: Equity-method investment activity, net	(13)	44
Less: Net income attributable to non-controlling interest	(1,716)	(1,515)

Adjusted income from operations	$71,579	$82,771

Reconciliation of Adjusted Net Income

(Unaudited)

(In thousands, except per share data)

	Three months ended March 31,
	2012	2013
Net income as per GAAP	$38,540	$46,737
Add: Amortization of acquired intangible assets resulting from Formation Accounting	1,877	804
Add: Amortization of acquired intangible assets relating to acquisitions	2,627	3,410
Add: Stock-based compensation	7,263	6,526
Add: Consultancy and legal fees relating to change of shareholding and capital restructuring	800	—
Less: Tax impact on amortization of acquired intangibles resulting from Formation Accounting	(467)	(141)
Less: Tax impact on amortization of acquired intangibles relating from acquisitions	(884)	(1,162)
Less: Tax impact on stock-based compensation	(1,974)	(1,690)

Adjusted net income	$47,782	$54,484

Adjusted diluted earnings per share	$0.21	$0.23